UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 10, 2007

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ECOSPHERE TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	000-25663	65-0841549
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3515 S.E. Lionel Terrace
Stuart, FL 34997

(772) 287-4846

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Unregistered Sales of Equity Securities

Ecosphere Technologies, Inc. has issued or authorized for issuance common stock as follows:

Name or Class	Date Issued	Date Authorized If Not Yet Issued	Number of Securities	Reason for Issuance
Service provider	January 16, 2007	N/A	208,333	Partial consideration in connection with a Representation Agreement.
Finders		February 8, 2007	2,000,000	Finders fee in connection with equipment lease.
Non-management employee of Ecosphere	February 27, 2007	February 8, 2007	200,000	For services provided and to be provided. 100,000 shares vested immediately upon grant and 100,000 shares shall vest 12 months from the date of grant, subject to continued employment.
Service provider		January 25, 2007	125,000	Partial consideration in connection with a marketing agreement.
Holders of Ecosphere’s senior convertible debentures		April 10, 2007	415,481	In lieu of paying cash interest on senior convertible debentures.

The securities referenced in this Item 3.02 were granted in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOSPHERE TECHNOLOGIES, INC.

By:	/s/ JAMES C. RUSHING III
Chief Financial Officer

Date: April 12, 2007

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